                                                                    EXHIBIT 99.3



      CASE NAME:       KEVCO HOLDING, INC.               ACCRUAL BASIS

      CASE NUMBER:     401-40785-BJH-11

      JUDGE:           BARBARA J. HOUSER

                           UNITED STATES BANKRUPTCY COURT

                    NORTHERN       DISTRICT OF        TEXAS
                ------------------               -----------------
                   FORT WORTH        DIVISION
                -------------------

                             MONTHLY OPERATING REPORT

                MONTH ENDING: FEBRUARY 28, 2001
                             -------------------


      IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

      RESPONSIBLE PARTY:

      /s/ JOSEPH P. TOMCZAK                                            TREASURER
      --------------------------------------------------     -------------------------------
      Original Signature of Responsible Party                            Title

      JOSEPH P. TOMCZAK                                             APRIL 13, 2001
      --------------------------------------------------     -------------------------------
      Printed Name of Responsible Party                                   Date


      PREPARER:

      /s/ DENNIS S. FAULKNER                                    ACCOUNTANT FOR DEBTOR
      --------------------------------------------------     -------------------------------
      Original Signature of Preparer                                     Title

      DENNIS S. FAULKNER                                            APRIL 13, 2001
      --------------------------------------------------     -------------------------------

      Printed Name of Preparer                                            Date

CASE NAME:                KEVCO HOLDING, INC.                ACCRUAL BASIS - 1

CASE NUMBER:               401-40785-BJH-11

COMPARATIVE BALANCE SHEET


                                                            SCHEDULED             MONTH              MONTH              MONTH
ASSETS                                                       AMOUNT               FEB-01             -----              -----
------                                                      ---------             ------
1.      Unrestricted Cash                                         232                232
2.      Restricted Cash                                                                                                      0
3.      Total Cash                                                232                232                                     0
4.      Accounts Receivable (Net)
5.      Inventory
6.      Notes Receivable
7.      Prepaid Expenses
8.      Other (Attach List)                                         0                  0                                     0
9.      Total Current Assets                                      232                232                                     0
10.     Property, Plant & Equipment
11.     Less: Accumulated Depreciation/Depletion
12.     Net Property, Plant & Equipment                             0                  0                                     0
13.     Due From Insiders
14.     Other Assets - Net of Amortization (Attach List)   95,356,800         86,653,739
15.     Other (Attach List)                                14,496,631         14,496,631                                     0
16.     Total Assets                                      109,853,663        101,150,602                                     0

POST PETITION LIABILITIES

17.     Accounts Payable                                                               0                  0
18.     Taxes Payable
19.     Notes Payable
20.     Professional Fees
21.     Secured Debt
22.     Other (Attach List)                                                                               0                  0
23.     Total Post Petition Liabilities                                                0                  0                  0

PRE PETITION LIABILITIES

24.     Secured Debt (FOOTNOTE)                            75,885,064         63,113,388
25.     Priority Debt                                               0
26.     Unsecured Debt
27.     Other (Attach List)                               328,039,345        320,345,497                  0                  0
28.     Total Pre Petition Liabilities                    403,924,409        383,458,885                  0                  0
29.     Total Liabilities                                 403,924,409        383,458,885                  0                  0

EQUITY

30.     Pre Petition Owners' Equity                                         (294,070,746)
31.     Post Petition Cumulative Profit Or (Loss)                             (1,009,211)
32.     Direct Charges To Equity (FOOTNOTE)                                   12,771,674
33.     Total Equity                                                        (282,308,283)                 0                  0
34.     Total Liabilities and Equity                                         101,150,602                  0                  0

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:                     KEVCO HOLDING, INC.             SUPPLEMENT TO

CASE NUMBER:                     401-40785-BJH-11             ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET
-------------------------
                                                SCHEDULED         MONTH                 MONTH             MONTH
ASSETS                                           AMOUNT           FEB-01                -----             -----
------                                          ---------         ------
A.
B.
C.
D.
E.
TOTAL OTHER ASSETS -  LINE 8                             0                0                 0                0

A.      Goodwill: SSS                            6,097,280        6,082,516
B.      Goodwill: Bowen                         13,569,437       13,537,854
C.      Goodwill: BTE                            1,657,846        1,653,625
D.      Goodwill: Shelter (FOOTNOTE)            74,032,237       65,379,744
E.
TOTAL OTHER ASSETS NET OF
AMORTIZATION -  LINE 14                        195,356,800       86,653,739                 0                0

A.      Investment in Subsidiaries              14,496,631       14,496,631
B.
C.
D.
E.
TOTAL OTHER ASSETS -  LINE 15                   14,496,631       14,496,631                 0                0

POST PETITION LIABILITIES
A.
B.
C.
D.
E.
TOTAL OTHER POST PETITION
LIABILITIES -  LINE 22                                   0                0                 0

PRE PETITION LIABILITIES
A.      Interco. Payables (FOOTNOTE)           199,539,345      191,845,497
B.      10 3/8% Senior Sub. Notes              105,000,000      105,000,000
C.      Sr. Sub. Exchangeable Notes             23,500,000       23,500,000
D.
E.
TOTAL OTHER PRE PETITION
LIABILITIES -  LINE 27                         328,039,345      320,345,497                 0                0

CASE NAME:                   KEVCO HOLDING, INC.             ACCRUAL BASIS - 2

CASE NUMBER:          401-40785-BJH-11

INCOME STATEMENT


                                                     MONTH        MONTH            MONTH               QUARTER
REVENUES                                            FEB-01        -----            -----                TOTAL
--------                                            ------                                             -------
1.  Gross Revenues                                                                                             0
2.  Less: Returns & Discounts                                                                                  0
3.  Net Revenue                                           0                                                    0

COST OF GOODS SOLD

4.  Material                                                                                                   0
5.  Direct Labor                                                                                               0
6.  Direct Overhead                                                                                            0
7.  Total Cost Of Goods Sold                              0                                                    0
8.  Gross Profit                                          0                                                    0

OPERATING EXPENSES

9.  Officer / Insider Compensation                                                                             0
10. Selling & Marketing                                                                                        0
11. General & Administrative                                                                                   0
12. Rent & Lease                                                                                               0
13. Other (Attach List)                                                                                        0
14. Total Operating Expenses                              0                                                    0
15. Income Before Non-Operating
    Income & Expense                                      0                                                    0

OTHER INCOME & EXPENSES

16. Non-Operating Income (Att List)                 843,229                                              843,229
17. Non-Operating Expense (Att List)             (2,425,531)                                          (2,425,531)
18. Interest Expense                                                                                           0
19. Depreciation / Depletion                                                                                   0
20. Amortization                                   (218,060)                                            (218,060)
21. Other (Attach List)                             791,150                                              791,150
22. Net Other Income & Expenses                  (1,009,212)                                          (1,009,212)

REORGANIZATION EXPENSES

23. Professional Fees                                                                                          0
24. U.S. Trustee Fees                                                                                          0
25. Other (Attach List)                                   0                                                    0
26. Total Reorganization Expenses                         0                                                    0
27. Income Tax                                                                                                 0
28. Net Profit (Loss)                            (1,009,212)                                          (1,009,212)


This form  X  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:         KEVCO HOLDING, INC.                         SUPPLEMENT TO

CASE NUMBER:        401-40785-BJH-11                         ACCRUAL BASIS - 2

INCOME STATEMENT
----------------
                                                  MONTH              MONTH             MONTH           QUARTER
OPERATING EXPENSES                                Feb-01             -----             -----            TOTAL
------------------                                ------                                               -------
A.                                                                                                            0
B.                                                                                                            0
C.                                                                                                            0
D.                                                                                                            0
E.                                                                                                            0

TOTAL OTHER OPERATING EXPENSES - LINE 13                0                 0                 0                 0

OTHER INCOME & EXPENSES
A.   Intercompany Royalties                       843,229                                               843,229
B.                                                                                                            0
C.                                                                                                            0
D.                                                                                                            0
E.                                                                                                            0

TOTAL NON-OPERATING INCOME - LINE 16              843,229                 0                 0           843,229

A.   Intercompany Interest                     (2,425,531)                                           (2,425,531)
B.                                                                                                            0
C.                                                                                                            0
D.                                                                                                            0
E.                                                                                                            0

TOTAL NON-OPERATING EXPENSE - LINE 17          (2,425,531)                0                 0        (2,425,531)

A.   Goodwill (FOOTNOTE)                        8,485,000                                             8,485,000
B.   Interco. Credit (FOOTNOTE)                (7,693,850)                                           (7,693,850)
C.                                                                                                            0
D.                                                                                                            0
E.                                                                                                            0

TOTAL OTHER EXPENSE - LINE 21                     791,150                 0                 0           791,150

CASE NAME:            KEVCO HOLDING, INC.                     ACCRUAL BASIS - 3

CASE NUMBER:            401-40785-BJH-11

CASH RECEIPTS AND                                      MONTH               MONTH            MONTH              QUARTER
DISBURSEMENTS                                          FEB-01              -----            -----               TOTAL
-----------------                                      ------                                                  -------
1.    Cash - Beginning Of Month                             232                                                   232

RECEIPTS FROM OPERATIONS

2.    Cash Sales                                                                                                    0

COLLECTION OF ACCOUNTS RECEIVABLE

3.    Pre Petition                                                                                                  0
4.    Post Petition                                                                                                 0
5.    Total Operating Receipts                                0                 0                0                  0

NON-OPERATING RECEIPTS

6.    Loans & Advances (Attach List)                                                                                0
7.    Sale of Assets                                                                                                0
8.    Other (Attach List)                                     0                 0                0                  0
9.    Total Non-Operating Receipts                            0                 0                0                  0
10.   Total Receipts                                          0                 0                0                  0
11.   Total Cash Available                                  232                 0                0                232

OPERATING DISBURSEMENTS

12.   Net Payroll                                                                                                   0
13.   Payroll Taxes Paid                                                                                            0
14.   Sales, Use & Other Taxes Paid                                                                                 0
15.   Secured / Rental / Leases                                                                                     0
16.   Utilities                                                                                                     0
17.   Insurance                                                                                                     0
18.   Inventory Purchases                                                                                           0
19.   Vehicle Expenses                                                                                              0
20.   Travel                                                                                                        0
21.   Entertainment                                                                                                 0
22.   Repairs & Maintenance                                                                                         0
23.   Supplies                                                                                                      0
24.   Advertising                                                                                                   0
25.   Other (Attach List)                                     0                 0                0                  0
26.   Total Operating Disbursements                           0                 0                0                  0

REORGANIZATION DISBURSEMENTS

27.   Professional Fees                                                                                             0
28.   U.S. Trustee Fees                                                                                             0
29.   Other (Attach List)                                     0                 0                                   0
30.   Total Reorganization Expenses                           0                 0                0                  0
31.   Total Disbursements                                     0                 0                0                  0
32.   Net Cash Flow                                           0                 0                0                  0
33.   Cash - End of Month                                   232                 0                0                232


This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:                 KEVCO HOLDING, INC.                ACCRUAL BASIS - 4

CASE NUMBER:               401-40785-BJH-11

                                                SCHEDULED            MONTH            MONTH             MONTH
ACCOUNTS RECEIVABLE AGING                        AMOUNT              FEB-01           -----             -----
-------------------------                       ---------            ------
1.   0 - 30
2.   31 - 60
3.   61 - 90
4.   91 +
5.   Total Accounts Receivable                       0                  0                0                  0
6.   (Amount Considered Uncollectible)
7.   Accounts Receivable (Net)                       0                  0                0                  0

AGING OF POST PETITION                                                     MONTH:   FEBRUARY-01
TAXES AND PAYABLES                                                                ----------------
----------------------          0 - 30           31 - 60            61 - 90             91 +
TAXES PAYABLE                    DAYS              DAYS               DAYS              DAYS             TOTAL
-------------                   ------           -------            -------             ----             -----
1.   Federal                                                                                                0
2.   State                                                                                                  0
3.   Local                                                                                                  0
4.   Other (Attach List)           0                0                  0                 0                  0
5.   Total Taxes Payable           0                0                  0                 0                  0
6.   Accounts Payable                                                                                       0

                                                                           MONTH:   FEBRUARY-01
                                                                                  ----------------
STATUS OF POST PETITION TAXES
-----------------------------
                                             BEGINNING TAX          AMOUNT                                ENDING TAX
FEDERAL                                        LIABILITY         WITHHELD AND/       (AMOUNT PAID)         LIABILITY
-------                                      -------------       -------------       -------------        ----------
1.   Withholding **                                                                                            0
2.   FICA - Employee **                                                                                        0
3.   FICA - Employer **                                                                                        0
4.   Unemployment                                                                                              0
5.   Income                                                                                                    0
6.   Other (Attach List)                            0                    0                  0                  0
7.   Total Federal Taxes                            0                    0                  0                  0

STATE AND LOCAL
8.   Withholding                                                                                               0
9.   Sales                                                                                                     0
10.  Excise                                                                                                    0
11.  Unemployment                                                                                              0
12.  Real Property                                                                                             0
13.  Personal Property                                                                                         0
14.  Other (Attach List)                                                                                       0
15.  Total State And Local                          0                    0                  0                  0
16.  Total Taxes                                    0                    0                  0                  0

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:          KEVCO HOLDING, INC.                       ACCRUAL BASIS - 5

CASE NUMBER:          401-40785-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                 MONTH:    FEBRUARY-01
                                                        -----------------
BANK RECONCILIATIONS                           Account # 1       Account # 2
--------------------                           -----------       -----------
A.  BANK:                                   PNC Bank Delaware                     Other Accounts
B.  ACCOUNT NUMBER:                           56-0359-4664                        (Attach List)          TOTAL
C.  PURPOSE (TYPE):
1.  Balance Per Bank Statement                        232                                                  232
2.  Add: Total Deposits Not Credited                                                                         0
3.  Subtract: Outstanding Checks                                                                             0
4.  Other Reconciling Items                                                                                  0
5.  Month End Balance Per Books                       232               0                                  232
6.  Number of Last Check Written

INVESTMENT ACCOUNTS
-------------------
                                             DATE OF        TYPE OF
BANK, ACCOUNT NAME & NUMBER                  PURCHASE     INSTRUMENT              PURCHASE PRICE      CURRENT VALUE
---------------------------                  --------     ----------              --------------      -------------
10. (Attach List)
11. Total Investments                                                                      0                 0

CASH
12. Currency On Hand                                                                                         0
13. Total Cash - End of Month                                                                              232


This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:                  KEVCO HOLDING, INC.               ACCRUAL BASIS - 6

CASE NUMBER:                 401-40785-BJH-11
                                                    MONTH:      FEBRUARY-01
PAYMENTS TO INSIDERS AND PROFESSIONALS


Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS
                                    --------

                                   TYPE OF                       TOTAL PAID
            NAME                   PAYMENT     AMOUNT PAID       TO DATE
            ----                   -------     -----------       -------
1.
2.
3.
4.
5.    (Attach List)
6.    Total Payments To Insiders                      0             0

                                 PROFESSIONALS
                                 -------------
                                    DATE OF
                                  COURT ORDER                                               TOTAL
                                  AUTHORIZING     AMOUNT     AMOUNT     TOTAL PAID         INCURRED
            NAME                    PAYMENT      APPROVED     PAID       TO DATE          & UNPAID *
            ----                 -------------   --------   --------    ----------        ----------
1.
2.
3.
4.
5.    (Attach List)
6.    Total Payments To Professionals                  0          0           0                0

  *   Include all fees incurred, both approved and unapproved

    POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS
    -------------------------------------------------------------------
                                  SCHEDULED     AMOUNTS       TOTAL
                                   MONTHLY       PAID         UNPAID
                                   PAYMENTS     DURING         POST
           NAME OF CREDITOR          DUE         MONTH       PETITION
           ----------------       ---------     -------      --------
1.
2.
3.
4.
5.    (Attach List)
6.    TOTAL                             0           0            0

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:            KEVCO HOLDING, INC.               ACCRUAL BASIS - 7

CASE NUMBER:          401-40785-BJH-11
                                                       MONTH:  FEBRUARY-01
QUESTIONNAIRE

                                                                                                 YES         NO
                                                                                                 ---         --
1.      Have any Assets been sold or transferred outside the normal course of business this
        reporting period?                                                                                     X
2.      Have any funds been disbursed from any account other than a debtor in possession
        account?                                                                                              X
3.      Are any Post Petition Receivables (accounts, notes, or loans) due from related
        parties?                                                                                              X
4.      Have any payments been made on Pre Petition Liabilities this reporting period?            X
5.      Have any Post Petition Loans been received by the debtor from any party?                              X
6.      Are any Post Petition Payroll Taxes past due?                                                         X
7.      Are any Post Petition State or Federal Income Taxes past due?                                         X
8.      Are any Post Petition Real Estate Taxes past due?                                                     X
9.      Are any other Post Petition Taxes past due?                                                           X
10.     Are any amounts owed to Post Petition creditors delinquent?                                           X
11.     Have any Pre Petition Taxes been paid during the reporting period?                                    X
12.     Are any wage payments past due?                                                                       X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

SEE FOOTNOTE

INSURANCE
---------
                                                                                                 YES         NO
                                                                                                 ---         --
1.      Are Worker's Compensation, General Liability and other necessary insurance
        coverages in effect?                                                                      X
2.      Are all premium payments paid current?                                                    X
3.      Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

KEVCO HOLDING, INC. HAS NO EMPLOYEES; OPERATES AS A HOLDING COMPANY.

                                                INSTALLMENT PAYMENTS
                                                --------------------
                                                                                                 PAYMENT AMOUNT
            TYPE OF POLICY                CARRIER                     PERIOD COVERED              & FREQUENCY
            --------------                -------                     --------------             --------------
General Liability                      Liberty Mutual                 9/1/00-9/1/01           Annual         $313,520
Umbrella                               National Union                 6/1/00-9/1/01           Annual         $103,349

This form  X  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:                KEVCO HOLDING, INC.               FOOTNOTES SUPPLEMENT

CASE NUMBER:            401-40785-BJH-11                      ACCRUAL BASIS

                                                    MONTH:      FEBRUARY-01

ACCRUAL BASIS   LINE
 FORM NUMBER   NUMBER                    FOOTNOTE / EXPLANATION
-------------  ------                    ----------------------
    1            14D      Kevco Holding, Inc., the purchaser of Shelter
    2            21A      Components, wrote off in February the portion of the
                          Shelter Components goodwill that was associated with
                          Design Components. (See Footnote 1, 24)

    1            24       Pursuant to an Asset Purchase Agreement approved by
    7             4       the Court on February 23, 2001 and effective as of the
                          same date among Kevco, Inc., Kevco Manufacturing, LP,
                          Wingate Management Co. II, LP and Adorn LLC, certain
                          assets and liabilities of Design Components, a
                          division of Kevco Manufacturing, LP (Case No.
                          401-40784-BJH-11), were transferred to Adorn, LLC. At
                          the effective date of purchase, Buyer assumed certain
                          executory contracts, approximately $1.6 million of
                          Kevco Manufacturing, LP's unsecured pre-petition
                          liabilities, $3.5 million of accounts receivable, $5
                          million of inventory and $2.2 million (book value) of
                          property and equipment. Payment was made directly to
                          Bank of America, the secured lender, thereby reducing
                          pre-petition secured debt.

    1            27A      Intercompany payables are to co-debtors Kevco
                          Management Co. (Case No. 401-40788-BJH-11), Kevco
                          Distribution, LP (Case No. 401-40789-BJH-11), Kevco
                          Manufacturing, LP (Case No. 401-40784-BJH-11), DCM
                          Delaware, Inc. (Case No. 401-40787-BJH-11), Kevco,
                          Inc. (Case No. 401-40783-BJH-11), Kevco GP, Inc. (Case
                          No. 401-40786-BJH-11), and Kevco Components, Inc.
                          (Case No. 401-40790-BJH-11). Debtor currently has
                          $191,845,497 of intercompany payables.

    1            32       The direct charge to equity is due to the secured debt
                          reduction pursuant to the sale of Design Components
                          (See Footnote 1-24). The secured debt owed to Bank of
                          America by Kevco, Inc. (Case No. 401-40783-BJH-11) has
                          been guaranteed by all of its co-debtors (See Footnote
                          1,27A); therefore, the secured debt is reflected as a
                          liability on all of the Kevco entities. The charge to
                          equity is simply an adjustment to the balance sheet.
                          Kevco, Inc.'s report will reflect the cash portion of
                          the transaction.

    2            21B      Numerous transactions occur each month between Kevco
                          Holding, Inc. and the other Kevco companies. Many of
                          these transactions are recorded as direct charges to
                          intercompany and do not impact cash.